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                           FORM N-4, ITEM 24(b)(4.31)
        Form of ADDENDUM TO THE CERTIFICATE ISSUED TO THE PARTICIPANT IN
                           TDA GROUP ANNUITY CONTRACT
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                                    ADDENDUM
                                     TO THE
                                  CERTIFICATE
                            ISSUED TO THE PARTICIPANT
                                       IN
                           TDA GROUP ANNUITY CONTRACT
                      NUMBER G[insert Contract number here]
                                 (THE CONTRACT)
                                   ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
                          [insert Contractholder here]
                              (THE CONTRACTHOLDER)


                This Addendum is effective as of January 1, 2009.

Your Certificate is hereby amended by adding the following provisions and by deleting any corresponding provision to the contrary:

1. [Loans: If your Certificate provides for loans whereby a Participant who has a fixed interest account balance may take a loan from AUL as the lender, using that fixed interest account balance as the only security for the loan, new loans of this type shall no longer be available on and after January 1, 2009. However, loans are permitted under this Certificate as withdrawals from your Account to the extent that AUL and your Plan Sponsor so agree and your Plan Sponsor makes provision in your Plan for the availability of Plan loans satisfying the requirements of Internal Revenue Code (the "Code") section 72(p), and, where applicable, ERISA section 408(b)(1), whereby the Plan (rather than AUL) is the lender and the loan proceeds are withdrawn by your Plan Sponsor directly from your Account and then loaned to you by the Plan. Additionally, hardship withdrawals and withdrawals upon attainment of age 59 1/2 from your Account are permitted to the extent that your Plan Sponsor makes provision in your Plan for such Participant benefits and your Plan Administrator provides information necessary for AUL to provide such a withdrawal.]

2. Contributions and Transfers: Code section 403(b) "Contributions" are amounts that have been paid to AUL and allocated to the Contract, or that have been transferred to the Contract from a prior AUL group annuity contract or a prior funding medium, pursuant to a Plan established by your Plan Sponsor that meets the requirements of Code section 403(b). Such transferred funds may be listed under categories other than "Contributions" on Contract reports. [Code section 403(b) Contributions may not exceed applicable Code sections 402(g), 403(b), 414(v), and 415 limits. The term "Contributions" does not include amounts that were the subject of an eligible rollover distribution from another plan to your Plan.]

3. Excess Contributions: "Excess Contributions" are Contributions in excess of the applicable Internal Revenue Code limits. The Plan Sponsor is responsible for tracking Excess Contributions. [Code section 403(b) Contributions that exceed the applicable Code section 415 limits, and that the Plan Sponsor identifies to AUL, will be accounted for separately within the Contract.]

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4.   Plan: A Code section 403(b) "Plan" means a plan of the Plan Sponsor that is qualified under Code section 403(b) for which Contributions are made to the Contract.


5. [section 402(g) Limit: You are not permitted to have elective deferral contributions (within the meaning of Code section 402(g)(3)) made during a calendar year under the Contract, or under any other plans, contracts, or arrangements maintained by your employer, in excess of the dollar limitation in effect under Code section 402(g)(1) and any Regulations issued thereunder for taxable years beginning in such calendar year.]

6. [Nonforfeitability and Nontransferability: Your entire Withdrawal Value (or "Cash Value" or other equivalent term, if that term is used in the Contract or in your Certificate) of the vested portion (as determined pursuant to the Code section 403(b) Plan) of your Code section 403(b) funds is nonforfeitable at all times within the meaning of Code section 403(b)(1)(C) and any Regulations issued thereunder. The Contract shall also be nontransferable within the meaning of Treasury Regulation section 1.403(b)-3(a)(5). No sum payable under your Certificate that is attributable to Code section 403(b) funds may be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person or entity other than AUL, other than pursuant to a qualified domestic relations order described in Code section 414(p). In addition, to the extent permitted by law, no such sum shall in any way be subject to legal process requiring the payment of any claim against the payee.]

7. [Rollovers : A distributee may elect to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For this purpose, the following definitions and rules apply:

     (a) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9) as made applicable by Code sectin 403(b)(10); any distribution made upon the hardship of the employee; and any other amounts designated in applicable federal tax guidance. The term "eligible rollover distribution" shall not include the portion of any distribution that is not includible in gross income except to the extent that such amount is paid directly to an eligible retirement plan that is an individual retirement account described in Code section 408(a),individual an individual retirement annuity described in Code section 408(b), or an annuity described in Code section 403(b) or qualified trust described in Code section 401(a) and such annuity or trust agrees to separately account for such amounts so transferred, including separately accounting for the portion of such distribution that is includible in gross income and the portion that is not so includible.

     (b) Eligible Retirement Plan: An eligible retirement plan is an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code

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          sections 403(a) or 403(b), a qualified trust described in Code section
          401(a),  or an eligible  deferred  compensation plan described in Code section 457(b) which is maintained by an eligible governmental employer described in Code section 457(e)(1)(A), that accepts the distributee's eligible rollover distribution.

     (c) Distributee : You are a distributee whether you are an employee or former employee. In addition, your spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), is a distributee with regard to his or her interest.

     (d) Nonspouse Beneficiary: To the extent permitted by Code sections 402(c)(11) and applicable federal tax guidance thereunder, a direct trustee-to-trustee transfer may be made to an individual retirement account described in Code sections 408(a) or an individual retirement annuity described in Code sections 408(b) of an individual who is your designated beneficiary but who is not your surviving spouse if such transfer would be an eligible rollover distribution but for the fact that the distribution is not being made to you or your surviving spouse.

     (e) Direct Rollover: A direct rollover is a payment by your Plan to the eligible retirement plan specified by the distributee.]

 8. [Limitations on Distributions:

          (a) Elective Deferrals . Amounts attributable to Code section 403(b) elective deferral Contributions made pursuant to a Code section 402(g)(3)(C) salary reduction agreement may be distributed to you pursuant to the provisions of your Plan, provided that such distribution shall not occur until you have either attained age 59 1/2, severed employment, died, become totally disabled (as defined by Code section 72(m)(7), subject to any limitations provided under your
          Plan), experienced a hardship (as defined by Code section 403(b)(11)(B), subject to any limitations provided under your Plan), or a withdrawal is made to provide a Plan loan in accordance with Code section 72(p). In the case of a hardship withdrawal, any gain credited to such Contributions may not be withdrawn. These timing restrictions do not apply to Contributions (but do apply to earnings thereon) that were contributed before 1989, to withdrawals to correct Excess Contributions in accordance with the Code or other applicable Regulations or guidance, or to distributions due to Plan termination in accordance with the Code or other applicable Regulations or guidance.

     (b) Nonelective Deferrals. If the Contract was issued after 2008, any distribution of Code section 403(b) Contributions other than elective deferrals described in Section 8(a) above shall not occur until you have severed employment or upon the prior occurrence of an event specified in your Plan and permissible under Treasury Regulation section 1.403(b)-6(b), such as the attainment of a stated age, after a fixed number of years of service, or disability. This restriction does not apply to withdrawals to correct Excess Contributions, distributions of after-tax employee Contributions and earnings thereon, and distributions due to Plan termination in accordance with the Code or other applicable Regulations or guidance.]

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9.   [Distributions on Plan Termination:  With regard to amounts attributable to
     Code  section  403(b)   Contributions  made  pursuant  to  a  Code  section
     402(g)(3)(C) salary reduction agreement, termination of your Code section 403(b) Plan and distribution of such accumulated amounts pursuant to the provisions of your Plan are permitted only if your Plan Sponsor (taking into account all entities that are treated as the same employer under Code section 414(b), (c), (m), or (o) on the date of the termination) does not make contributions to any Code section 403(b) contract that is not part of your Plan during the period beginning on the date of Plan termination and ending 12 months after distribution of all assets from the terminated Plan. However, if at all times during the period beginning 12 months before the termination and ending 12 months after distribution of all assets from the terminated Plan, fewer than 2% the employees who were eligible under your Code section 403(b) Plan as of the date of Plan termination are eligible under the alternative Code section 403(b) contract, the alternative Code section 403(b) contract is disregarded.]

10. [Required Minimum Distributions: The Contract shall comply with the minimum distribution provisions of your Plan, but in no event shall the Contract fail to comply with the requirements of Code section 401(a)(9) and the regulations issued thereunder, including, but not limited to, the incidental benefit requirements specified in Code section 401(a)(9)(G) and Q&A-2 of section 1.401(a)(9)-6, as made applicable by Code section 403(b)(10). For purposes of applying the distribution rules of Code section 401(a)(9), distributions shall be made in accordance with the provisions of section 1.408-8 of the Treasury Regulations, except as provided in section 1.403(b)-6(e) of the Treasury Regulations. Accordingly, the provisions of
     (a), (b), and (c) below shall apply:

     (a)  Code section 403(b) Required Minimum Distributions Prior to Your Death
          :

          (1) Notwithstanding any provision of the Contract to the contrary, the distribution of your post-1986 Code section 403(b) interest in the Contract (amounts accruing after 1986, including post-1986 earnings on pre1987 accrued amounts) will be made in accordance with the requirements of Code sections 403(b)(10) and 401(a)(9) and the Regulations issued thereunder. If distributions are not made in the form of an annuity on an irrevocable basis (except for acceleration), then distribution of your post-1986 Code section 403(b) interest in the Contract (as determined under (b)(3) below) must satisfy the requirements of Code sections 403(b)(10) and 401(a)(9) and the regulations issued thereunder as applicable to an account, rather than the requirements of (a)(2),
               (3), and (4) below and (b) below applicable to an annuity.

          (2) Your entire post-1986 Code section 403(b) interest will begin to be distributed no later than the first day of April following the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire from employment with the employer maintaining your Plan (the "required beginning date") over (a) your life or the lives of you and your designated beneficiary or (b) a period certain not extending beyond your life expectancy or the joint and last survivor expectancy of you and your designated beneficiary. However, if the Contract is not part of a governmental plan or church plan, the "required beginning date" for a 5% owner is the

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          first day of April of the calendar year following the calendar year in which he or she attains age 70 1/2. Payments will be made in periodic payments at intervals of no longer than 1 year, and must be either nonincreasing or they may increase only as provided in Q&As-1 and -4 of section 1.401(a)(9)-6 of the Treasury Regulations. In addition, any distribution of Code section 403(b) amounts accruing pre-1987 or post1986 must satisfy the incidental benefit requirements specified in Code section 401(a)(9)(G) and Q&A-2 of Treasury Regulation section 1.401(a)(9)6.

     (3) The distribution periods described in (a)(2) above cannot exceed the periods specified in Treasury Regulation section 1.401(a)(9)-6.

     (4) The first required payment can be made as late as the "required beginning date," and must be the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval.

(b) Code section 403(b) Required Minimum Distributions After Your Death :

     (1) If you die before your Annuity Commencement Date, your entire post-1986 Code section 403(b) interest (as defined in Section 10(a)(1) above) will be distributed at least as rapidly as follows:

          (A) in a single sum or other method not provided in (B) below; provided, however, that the entire interest must be paid on or before December 31 of the calendar year which contains the fifth anniversary of your death, or

          (B) as an annuity in accordance with the Annuity Options shown i n the Contract over a period not to exceed the life or life expectancy of your beneficiary.

               (i) If your designated beneficiary is not your surviving spouse, your entire interest will be distributed, beginning no later than December 31 of the calendar year following the calendar year in which you died, over the remaining life expectancy of your designated beneficiary. Such life expectancy is determined using the age of your beneficiary as of his or her birthday in the year following the year of your death or, if elected, in accordance with (b)(1)(B)(iii) below.

               (ii) If  your  sole  designated  beneficiary  is  your  surviving spouse, your entire interest will be distributed, beginning no later than December 31 of the calendar year following the calendar year in which you died (or by December 31 of the calendar year in which you would have attained age 70 1/2, if later), over your spouse's life, or, if elected, in accordance with (b)(1)(B)(iii) below. If your surviving spouse dies

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
                    before required distributions commence to him or her, the remaining interest will be distributed, beginning on or before December 31 of the calendar year immediately following the calendar year in which your spouse died, over your spouse's designated beneficiary's remaining life expectancy determined using such beneficiary's age as of his or her birthday in the year following the death of your spouse, or, if elected, will be distributed in accordance with (b)(1)(B)(iii) below. If your surviving spouse dies after required distributions commence to him or her, any remaining interest will continue to be distributed under the payment option chosen.


               (iii) If  there  is no  designated  beneficiary,  the  designated beneficiary is not an individual, or if applicable by operation of (b)(1)(B)(i) or (ii) above, your entire interest will be distributed no later than December 31 of the calendar year containing the fifth anniversary of your death (or of your spouse's death in the case of your surviving spouse's death before distributions are required to begin under (b)(1)(B)(ii) above).

               (iv) Life expectancy is determined using the Single Life Table in
                    Q&A-1 of Treasury Regulation section 1.401(a)(9)9. If distributions are being made to your surviving spouse as your sole designated beneficiary, your spouse's remaining life expectancy for a year is the number in the Single Life Table corresponding to your spouse's age in the year. In all other cases, remaining life expectancy for a year is the number in the Single Life Table corresponding to your beneficiary's age in the year specified in (b)(1)(B)(i) or
                    (ii) above and reduced by 1 for each subsequent year.


     (2) If you die on or after your Annuity Commencement Date, any interest remaining under the benefit payment option selected will continue to be distributed under that benefit payment option and will be paid at least as rapidly as prior to your death.


     (3) Your "interest" includes the amount of any outstanding rollover or transfer and the actuarial value of any other benefits provided under the Contract, such as guaranteed death benefits, if any.

     (4) For purposes of (b)(1) and (2) above, required distributions are considered to commence on your required beginning date or, if applicable, on the date distributions are required to begin to your surviving spouse under (b)(1)(B)(ii) above. However, if distributions start prior to the applicable date in the preceding sentence, on an

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
          irrevocable basis (except for acceleration) under an annuity contractmeeting the requirements of Treasury Regulation section 1.401(a)(9)-6, then required distributions are considered to commence on the annuity starting date.

(c) Application to Multiple Contracts: To the extent permitted by Treasury Regulation section 1.403(b)-6(e)(7), the required minimum distribution from one Code section 403(b) contract in which you participate may be distributed fromanother Code section 403(b) contract in which you participate in order to satisfy Code section 401(a)(9). You shall, in such event, be responsible for the satisfaction of Code section 401(a)(9).]


                                      AUL

                              /s/ Thomas M. Zurek
                                  [Secretary]